AMERICAN TonerServ

Your Toner & Service Solution

A LEADER IN THE $6 BILLION RECYCLED PRINTER CARTRIDGE AND SERVICE INDUSTRY











EQUIPMENT · SUPPLIES · TECH SERVICE · IT SOLUTIONS

OTCBB (ASVP)

Safe Harbor Statement

Except for historical information contained herein, the matters set forth above may be forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of management, as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors such as the level of business and consumer spending, the amount of sales of the Company's products, the competitive environment within the industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts, economic conditions in the industry and the financial strength of the Company's customers and suppliers. The Company does not undertake any obligation to update such forward-looking statements. Investors are also directed to consider all other risks and uncertainties.

Investment Highlights

AMERICAN TonerServ

LARGE GROWING MARKET	♻ $6.0B printer supplies & service market ♻ Highly fragmented industry growing at 8%
SEGMENT MARKET LEADER	♻ High recurring sales and service revenue model ♻ Low cost provider, industry best buying power, attractive margins
ORGANIC GROWTH OPPORTUNITIES	♻ Sales Partner program ♻ Large national hospital contract
RECENTLY ACHIEVED PROFITABILITY	♻ Q2 Revenue of $7.4 million, up 166% Y/Y and 15% sequentially ♻ Q2 Adjusted EBITDA of $270k
OFFICERS & DIRECTORS ALIGNED	♻ Public company & industry experience ♻ Insider ownership of ~ 29%, $1 million invested, $3 million in personal guarantees

Industry Data Source: Imaging Spectrum Magazine

Company Overview

- A leader in the highly fragmented printer supplies service industry (*Printer Dealers*)
  - $5.0 billon compatible toner/ink cartridge market
  - $1.0 billon printer repair & services market
  - ~ 3,000 printer dealers nationwide (mom & pop)



- ATS provides printer supplies & service primarily to small and medium size businesses ("SMBs")

- **Our Goal: To establish ATS as the brand of choice in the compatibles market as Hewlett Packard is in the OEM market**









Market Opportunity

2006 Cartridge Sales

(All $ in Billions)



Other OEM
$2.3
11%
Compatibles
$5.0
24%
$13.7
65%
Hewlett-Packard

Compatible Market



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2005
2006
2007E
2008E
2009E
2010E

In 2006, compatibles made up $5.0B of a $21.0B total addressable market

Industry Data Source: Imaging Spectrum Magazine

Competitive Pricing Advantage

HP Sets Pricing Umbrella*




HP LaserJet
42X

$224/Unit

*For HP 42X model, best selling printer cartridge

Big Box Retailers
(Staples, Max, Depot)


Office DEPOT

$200/Unit

10-20% Discount



$170/Unit

20-50% Discount

Imaging Supply Experts

AMERICAN TonerServ


100%
50%
25%
OFFICE SUPPLIES SPEND
IMAGING SUPPLIES
50%
55%
60+%
1990
1995
2000
2005
2009
Estimate

Industry Data Source: Supplies Network

Product & Service Offering



SUPPLIES (85% OF REVENUE)

- OEM/Compatible Toner & Ink Cartridges
- Thermal Ribbons
- Labels
- Back up media
- Recycle empty cartridges





SERVICE (10% OF REVENUE)

- OEM certified technicians
- Hot swap program
- Remote print management software



EQUIPMENT (5% OF REVENUE)

- Multi-function printers (print, fax, scan, copy)
- Laser and ink jet printers
- Stand alone fax machines
- Copiers

ONLINE CUSTOM CATALOG

PHONE SUPPORT


ORDER
ONLINE
click here

SERVICE TECHNICIANS



RIGHT PRODUCT & PRICE

PERFORMANCE REPORTING


42x

An Effective Green Solution

AMERICAN TonerServ

ENVIRONMENTAL PROBLEM

- **Over 400M cartridges (1.9B pounds) are discarded into US landfills annually**
- 97% of these combined components can be recycled or reused
- More than 375 million gallons of oil consumed every year to make new OEM cartridges

ATS SOLUTION

- Every compatible cartridge ATS sells keeps one half pound of waste out of landfills
- ATS compatible cartridges use approximately 97% recycled parts and 80% less energy than manufacturing new cartridges
- Recovery and reuse of empty printer cartridges reduces millions of cubic feet of material from waste disposal

Organic Growth Initiatives

- National hospital purchasing group contract

- SALES PARTNER
  P R O G R A M


Join the Fastest Growing Company in the Industry
Highest Quality Products
Best Prices
Largest Commissions
Click Play to Watch a Message from our CEO about the ATS
SALES PARTNER
PROGRAM
play
Chuck Mache
CEO, American TonerServ



Sales Partner Program

AMERICAN TonerServ

SALES PARTNER
PROGRAM



Objective

- Drive revenue growth by recruiting leading industry sales people



Profile

- ✓ Active customer base (Imaging supplies)
- ✓ Proven track record
- ✓ Solid relationships & community network
- ✓ Technology savvy & remote capable

Benefits

- New market and customer penetration
- Fuel ATS brand across U.S.



Proven Model

SALES PARTNER PROGRAM

SINCE PROGRAM INCEPTION *(March 1, 2009)*

New Sales Partners	Revenue (Mar – Aug)
14	$1,439,052

Note: 3 Sales Partners contributed 80%+ of new Sales Partner revenues

ROBUST PLATFORM & PIPELINE

- ✓ Dedicated recruiting resources
- ✓ Existing technology enabled platform
- ✓ 25 + current prospects

Financial Summary



Revenues
$7,500,000
$5,000,000
$2,500,000
$-
2,653,858
4,684,862
6,243,763
7,356,376
Q3'08
Q4'08
Q1'09
Q2'09

Financial Summary


Adjusted EBITDA *
$500,000
$-
$(500,000)
$270,913
$13,503
(240,914)
(397,765)
[redacted]

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses).

Financial Summary



Revenues
Net Loss
Adjusted EBITDA *
$7,500,000
$5,000,000
$2,500,000
$-
$(2,500,000)
2,653,858
(956,081)
(397,765)
4,684,862
(1,232,990)
(240,914)
6,243,763
(277,614)
$13,503
7,356,376
(568,452)
$270,913
Q3'08
Q4'08
Q1'09
Q2'09

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses).

EBITDA and Adjusted EBITDA Reconciliation

AMERICAN TonerServ

The following is a reconciliation of net loss to EBITDA:

	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Net loss	$ (956,081)	$(1,232,990)	$ (277,614)	$ (568,452)
Interest expense, net	179,963	288,969	363,400	430,019
EBIT	(776,118)	(944,021)	85,786	(138,433)
Depreciation and amortization	191,891	227,656	218,151	226,417
EBITDA	$ (584,227)	$ (716,365)	$ 303,937	$ 87,984

The following is a reconciliation of net EBITDA to Adjusted EBITDA; which excludes all non-cash items; one time expenditures and stock related compensation:

	Q3 2008	Q4 2008	Q1 2009	Q2 2009
EBITDA	$ (584,227)	$ (716,365)	$ 303,937	$ 87,984
Stock related compensation	119,453	338,976	112,453	434,785
Fair value of conversion feature of convertible debt	(31,250)	(37,500)	-	(250,000)
Fair value of warrant liabilities	98,259	63,379	(417,066)	(35,603)
Bad debt allowance for entities	-	5,322	-	2,500
Other costs	-	105,264	14,179	31,247
ADJUSTED EBITDA	$ (397,765)	$ (240,914)	$ 13,503	$ 270,913

Management Team

CHUCK MACHE
President & CEO

- Track record – acquisition and organic growth
- Public company experience, American Home Shield
- Grew revenues from $6.0 to $125.0M and sold to ServiceMaster
- Track Record of making small companies large

AARON BRINKER
COO

- 6 years as Director of SVB Capital Group
- Raised/managed $750M Fund of Funds and Direct Equity Fund
- Founder & General Partner, MAS Enterprises, GP (Entrepreneur)

RYAN VICE
CFO

- 7 years as CFO of a major regional refuse and recycling company
- Revenue grew thru acquisition from $27.0M to $100.0M with over 150,000 customers

MARK WARNELL
Director HR

- 10+ years HR experience with several growing companies,
- Grew independent mortgage bank into one of Northern California's largest direct lenders

Investment Highlights

LARGE GROWING MARKET	♻ $6.0B printer supplies & service market ♻ Highly fragmented industry growing at 8%
SEGMENT MARKET LEADER	♻ High recurring sales and service revenue model ♻ Low cost provider, industry best buying power, attractive margins
ORGANIC GROWTH OPPORTUNITIES	♻ Sales Partner program ♻ Large national hospital contract
RECENTLY ACHIEVED PROFITABILITY	♻ Q2 Revenue of $7.4 million, up 166% Y/Y and 15% sequentially ♻ Q2 Adjusted EBITDA of $270k
OFFICERS & DIRECTORS ALIGNED	♻ Public company & industry experience ♻ Insider ownership of ~ 29%, $1 million invested, $3 million in personal guarantees

Industry Data Source: Imaging Spectrum Magazine

Your Managed Print Solution...***For Life.***

Thank You



Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1217 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)